                                                                   Exhibit 10.13

                              FACTORING AGREEMENT
                          ROSENTHAL & ROSENTHAL, Inc.

                                 1370 Broadway
                              New York, N.Y. 10018

                                New York, New York                 July 12, 1995

Jazz Photo Corp.
1459 Pinewood Street
Rahway, NJ 07065


THE FOLLOWING IS THE AGREEMENT UNDER WHICH WE ARE TO ACT AS YOUR SOLE FACTOR:

      1. You hereby sell and assign to us, making us absolute owner thereof, all of your accounts, contract rights, and all other obligations to you, now existing or hereafter arising, for the payment of money arising out of the sale of goods or rendition of services ("receivables"), together with all proceeds thereof, all security and guarantees therefor, and all of your rights to any goods and property represented thereby. We shall have all the rights of an unpaid seller of any goods, the sale of which gives rise to each receivable, including the right of stoppage in transit, reclamation and replevin. Upon each sale of goods or rendition of services, you shall execute and deliver to us such further and confirmatory assignments of your receivables as we require, in form and manner satisfactory to us, together with copies of invoices and all shipping or delivery receipts and such other proof of sale and delivery or performance as we from time to time may require. You will make appropriate notations upon your books and ledgers indicating the sale and assignment of your receivables to us. All invoices or other statements to customers evidencing receivables shall be mailed at your expense whether mailed by you or at our options by us and shall clearly state in a manner satisfactory to us that such receivables has been assigned to us and is payable to us only.

      2. Before accepting or filling any order from any customer, the amount and terms of sale are to be submitted to us for our credit approval, which approval must be in writing and shall be limited to the specific terms and amounts described therein. We reserve the right to withdraw such credit approval at any time before delivery or performance and, in any event, a credit approval shall be deemed to be withdrawn if full delivery or performance is not made within 30 days after the delivery or shipment date specified in the terms of sale submitted for such approval, or, if no delivery or shipment date is specified, within 30 days of the date of such credit approval. On sales approved and accepted by us, we shall assume the credit risk, being responsible only for the financial inability of your customers to pay at maturity, such assumption of credit risk going into effect upon delivery or performance, and acceptance of the goods or services by such customer, without dispute. We shall not be responsible for any nonpayment of a receivable because of the assertion of any claim or dispute by a customer or the exercise of any counterclaim or offset (whether or not such claim, dispute, counterclaim or offset relates to the specific receivable) or where nonpayment is a consequence of enemy attack, civil commotion, the acts or restraint of public authorities, acts of God or force majeure, or if any warranty made by you to us in respect of such receivables has been breached. We shall have no liability of any kind for refusing to give or for withdrawing credit approval pursuant to the terms of this Agreement, or for exercising or refusing to exercise any rights or remedies we have under this Agreement or otherwise. Any sale of goods or rendition of services made by you which is not approved in writing by us as to credit shall be known as a C.R. (Client's risk) receivable. All such C.R. receivables assigned to and purchased by us are with full recourse to you and at your credit risk, but are otherwise subject to the covenants, terms and conditions provided herein in respect of approved receivables on which we have assumed the credit risk. We shall have the rights to charge back to your account the amount of such C.R. receivables at any time either before or after their maturity and you agree to pay us upon demand the amount thereof, together with all expenses including collection charges and other collection and attorney's fees incurred by us up to the date of such payment in attempting to collect or enforce any such payment and in attempting to collect or enforce any such receivable. In no event shall we have any credit risk on any receivable, whether or not approved by us, if the net amount of such receivable is less than $250.00.

      3. Any goods rejected or returned by any customer shall be our property held by you in trust for us separate and apart from any other goods, and upon demand shall forthwith be delivered to us or disposed of by you at our direction and without charge to us. You shall report to us in writing all disputes and claims made by your customers, and the return of or offer to return any goods, and you will promptly settle all such claims and disputes at your expense. As absolute owner of each receivable, we may in our sole discretion enforce, effect any compromise, settle and adjust any receivable, in our name or yours, without affecting or limiting your obligation to us under this Agreement, and whether or not any such receivable shall have been charged back. We reserve the right at any time to charge back to your account the full amount of the receivable involved in any claim, dispute or return asserted by your customer, and you agree to pay us upon demand the full amount thereof. The charge back to your account of the amount of any receivable shall not be deemed a reassignment thereof to you and title thereto, to the proceeds thereof, to all security and guarantees therefor and to your interest in the goods represented thereby, shall remain in us. You shall indemnify us for, and hold us harmless against, any loss, liability, claim or expense of any kind arising from any claims of, or dispute with, your customer as to terms, price, quality, or otherwise, with respect to receivables, including any claim for a return of any payments thereunder.

      4. If any checks, drafts, notes acceptances, cash collections or payments in any form shall be received by you on receivables, you will immediately transmit and deliver them to us in the identical form received. You agree that we and any such person or entity as we may from time to time designate, shall have the right to sign and/or endorse your name on all remittances and all papers, bills of lading, receipts, instruments and documents relating to the receivables and the transactions between us. We shall have the right to deposit any checks or other remittances received on receivables regardless of notations or conditions placed thereon by your customers or deductions reflected thereby and to charge the amount of any such deductions to your account.

      5. As to each receivable assigned to us, you hereby warrant that: (i) it is a bona fide existing obligation created by the sale and actual delivery of goods or the rendition of services to customers in the ordinary course of business, which you then own free of liens and encumbrances, and which is then unconditionally owing to you without defense, offset or counterclaim; and(ii) the customers have received and will accept the goods and services, and the invoices therefor, without dispute or claim of any kind. You hereby warrant that you are solvent, that you have full right and authority to sell and assign to us and to grant to us a security interest in your receivables, that you have not granted a security interest therein or in any of your inventory, other than to us, at any time during the term of this Agreement and until the security interests granted hereunder have been terminated. You further represent and warrant that your name, place of business, chief executive office and location of your books and records relating to your receivables is as you are addressed above and you agree to notify us promptly of any change in such or in your corporate or business structure.

      6. (a) For our services hereunder, we shall receive a factoring commission equal to 1.125% of the invoice amount of each receivable, less selling discounts (at our option, calculated on shortest terms), which commission shall be due and payable by you as at the date a receivable arises, and shall then be chargeable to your account with us.

            (b) Our charge specified in paragraph 6(a) hereof is based upon maximum selling terms of sixty (60) days, and no more extended terms or additional dating shall be granted by you to any customer without our prior written approval. When such approval is given by us, our charge with respect to the receivables covered thereby shall by increased twenty-five percent (25%), provided that the minimum increase shall be one quarter of one percent (.25%) for each additional 30 days or portion thereof of extended terms or additional dating.

            (c.) Amounts taken by customers for anticipation at an annual rate in excess of two (2%) percent under the Prime Rate (as defined in paragraph 7
(b) hereof) shall be charged to your account.

            (d) The minimum factoring commission on each invoice in respect of any receivable shall be $5.00.

            (e) The minimum aggregate monthly factoring commissions payable under this Agreement shall be $2,000 but not less than $24,000 in the aggregate per contract year, which to the extent of any deficiency (after giving effect to commissions payable and other charges under the foregoing subparagraphs), shall be chargeable to your account with us on a monthly basis.

            (f) Should we open letters of credit or issue guarantees for your account, we shall receive a commission equal to 0.5% of the face amount of such letters of credit or guarantees plus an additional 0.25% for each 30 days or portion thereof that the letter of credit (or any resulting acceptance) or guarantee remains open and unpaid plus preparation fees and bank charges.

      7. (a) The purchase price for each receivable shall be the invoice amount of the receivable, less returns (whenever made), less all selling discounts (at our option, calculated on shortest terms) and credits or deductions of any kind allowed or granted to or taken by the customer at any time, and less our commission provided for herein. No discount, credit or allowance with respect to the receivables shall be granted by you to any customer, and no return of goods shall be accepted by you without our prior written consent. A discount, credit or allowance may be claimed only by the customer. All amounts collected against the receivables shall be credited to your account adding ten (10) banking days for collection and clearance of remittances.

            (b) If you require funds from time to time, we will advance to you, at our discretion, up to seventy percent (70%) of the net amount of receivables purchased by us and not as yet collected. You will be charged with interest on all sums paid, advanced or charged to you at a rate equal to eleven and one quarter percent (11.25%) per annum upon the average daily debt cash balance in your account. That portion of advances made by us to you which is in excess of the above stated percentage of your receivables shall bear interest at a per annum rate which is 3% in excess of such interest rate. The rates of interest and discount provided for in this paragraph 7 shall be increased or decreased by three-tenths of one percent (3/10ths of 1%) per annum for each increase or decrease respectively of one quarter of one percent (1/4 of 1%) per annum that is hereafter made in the prime rate of The Chase Manhattan Bank (National Association) as announced by such Bank from time to time ("Prime Rate"), such change to become effective when and as the Prime Rate shall change, provided that at no time shall such percentage interest or discount rate be less than 2.5% per annum above the Prime Rate. Notwithstanding the foregoing, in no event shall the rate of interest agreed to by or charged to you hereunder exceed the maximum rate of interest permitted to be so agreed or charged under the law of the jurisdiction whose laws are applicable to such rate of interest. We shall have the privilege of remitting to you at any time any amount standing to your credit on our books. The present Prime Rate is 8.75% per annum.

            (c) About fifteen (15) days after the end of each month, we will render to you a statement with respect to the receivables purchased by us in the previous month, together with advances and charges made to your account under this Agreement. In addition to any other amounts chargeable to your account, your account shall be charged with our expenses consisting of postage on invoices, bank wire and similar charges and in addition all expenses and costs from time to time hereafter incurred by us during the course of periodic examinations of your books and records, and operations, plus a per diem charge at the rate of $500 per person, per day, for our examiners, in the field and office. All statements, reports or accountings rendered or issued by us to you shall be deemed accepted and be finally conclusive and binding upon you unless you notify us to the contrary by registered or certified mail within thirty (30) days after the date such statement, report or accounting is sent to you.

      8. As collateral security for any and all of your (and your subsidiaries and affiliates) indebtness and obligations to us and to each of our subsidiaries and affiliates, whether matured or unmatured, absolute or contingent, now existing or that may hereafter arise (including under indemnity or reimbursement agreements or by subrogation), and howsoever acquired by us, whether arising directly between us or acquired by us by assignment, whether relating to this Agreement or independent hereof, including all obligations incurred by you to any other concern factored or financed by us (collectively, the "Obligations"), you grant to us a security interest in all of your accounts, contract rights and general intangibles (whether or not specifically assigned to us), now existing and hereafter arising, and in the proceeds thereof, any security and guarantees therefor, in the goods and property represented thereby, in all of your books and records relating to the foregoing, in all sum of money at any time to your credit with us, all your present and future claims against us under or in connection with this Agreement and any of your property at any time in our possession. All Obligations shall be due and payable on demand, and you hereby irrevocably authorize and direct us to charge at any time to your account any Obligations, and to pay any Obligations owing to any of our subsidiaries or affiliates by so charging at any time to your account. You agree to execute financing statements and any and all other instruments and documents that may now or hereafter be provided for by the Uniform Commercial Code or other law applicable thereto reflecting the security interests granted to us hereunder. You authorize us to file such financing statements without your signature, signed only by us as a secured party, to reflect the security interests granted to us hereunder. You shall be liable for, and we may charge your account with, all costs and expenses of filing such statements (including any filing or recording taxes), the making of lien searches, and any attorney's fees which may be incurred by us in protecting, preserving and enforcing our security interests and rights hereunder.

      9. This Agreement shall commence on the date hereof, and shall continue until July 31, 1996, and automatically from year to year thereafter, unless you give us notice in writing, by registered or certified mail, sixty days prior to the expiration of the original term of this Agreement (or any renewal term thereof), of your intention to terminate this Agreement as at the end of such term, with the understanding that we may terminate this Agreement at any time upon thirty days notice to you by registered or certified mail. If you become insolvent or become unable to meet your debts as they mature, or fail, suspend or go out of business or apply for, consent to, or suffer the appointment of a receiver, trustee or custodian (or similar person) for you or any of your property, make an assignment for the benefit of creditors, or commence or become the subject of a case or proceeding under any federal bankruptcy law, or if you shall be in default under this Agreement or under any other agreement with us or any Obligations to us, or if there is a change (by death or otherwise) in your controlling stockholders or owners, then notwithstanding the foregoing, we shall have the right to terminate this Agreement at any time without notice. Our rights and your Obligations arising out of transactions having their inception prior to the termination date shall not be affected by any termination or notice thereof. Termination of this Agreement shall not become effective in respect of the liens and security interests granted to us hereunder until you have fully paid and discharged any and all of your Obligations to us, and you shall continue to furnish confirmatory assignments and schedules of receivables assigned to us and all proceeds in respect thereof. After the giving of any notice of termination hereunder and until the full liquidation of your account and the payment in full of all Obligations, you shall not be entitled to receive any equities or payments from us, to the extent we are obligated to make payments to you under this Agreement. From and after the effective date of termination, all amounts charged or chargeable to your account hereunder, and all your Obligations to us, shall become immediately due and payable without further notice or demand.

      10. This Agreement is deemed made in the State of New York and shall be governed, interpreted and construed in accordance with the laws of the State of New York. No modification, waiver or discharge of this Agreement shall be binding upon us unless in writing and signed by us. If at any time we should fail to exercise any right or remedy hereunder, it shall not constitute a waiver on our part of exercising the same or any other right or remedy at any subsequent time. If any taxes are imposed upon, or if we shall be required to withhold or pay any tax or penalty because of or in connection with any transactions between us under this Agreement, you agree to indemnity us and hold us harmless in respect thereof. Trial by jury is hereby waived by each of us in any action, proceeding or counterclaim brought by either of us against the other on any matters whatsoever arising out of or in any way connected with this Agreement or the relationship created hereby, and you hereby consent to the jurisdiction of the Supreme Court of the State of New York (or the Civil Court of the City of New York if such matters be within its jurisdiction), and of any Federal Court in such State, for a determination of any dispute as to any such matters. In connection therewith, you hereby waive personal service of any summons, complaint or other process and agree that service thereof may be made by registered or certified mail directed to you at your address set forth above, or such other address as shall have previously been communicated to us by registered or certified mail. Within thirty days after such mailing, you shall appear to answer to such summons, complaint or other process. Should you fail to appear or answer within said thirty-day period, you shall be deemed in default and judgment may be entered by us against you for the amount as demanded in any summons, complaint or other process so served. In the event we shall retain counsel for the purpose of enforcing the performance, payment or collection of any of the Obligations, then in that event you agree to pay the reasonable fees of our counsel, the amount of which is hereby expressly fixed (to the extent permitted by applicable law) at a sum that shall be equal to fifteen percent of the Obligations plus any and all expenses and disbursements incurred in connection therewith and/or incidental thereto. Our books and records shall be admissable as prima facie evidence of the status of the account between us. This Agreement shall be binding upon and inure to the benefit of each of us and our respective heirs, executors, administrators, successors and assigns.

                                 ROSENTHAL & ROSENTHAL, INC.

                                 By: /s/ Jerry Sandak
                                 --------------------
                                 Name and Title: Jerry Sandak, Exec. Vice Pres.

The foregoing is acknowledged,
accepted and agreed to:

Jazz Photo Corp.


By: /s/ [ILLEGIBLE]
    ---------------

          RE: FACTORING AGREEMENT

It is mutually agreed that the above mentioned agreement between us shall be amended as hereafter provided:

      The following is hereby added to the last sentence of Paragraph 6(a):

      "... except for those receivables due from a customer (or any affiliates or subsidiaries thereof) listed on the Special Accounts Schedule submitted herewith and/or from time to time hereafter (by certified mail) for which the commission on paid receivables shall be increased by an amount equal to the surcharge set forth on the said Special Accounts Schedule to the extent of the amount credit approved."

The foregoing amendment shall be effective as of July 12, 1995.

In all other respects the terms and conditions of the aforesaid agreement, as the same may have heretofore been amended, shall remain unchanged.

ROSENTHAL & ROSENTHAL, INC.

By: /s/ [ILLEGIBLE]  Sr VP
    -------------------------------

THE FOREGOING IS ACKNOWLEDGED AND AGREED TO:

JAZZ PHOTO CORP.

By: /s/ [ILLEGIBLE]
    ------------------------------

                            SPECIAL ACCOUNT SCHEDULE

1% SURCHARGE

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                          AMES DEPARTMENT STORES INC.

--------------------------------------------------------------------------------

                              C.R. ANTHONY COMPANY

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                                  CALDOR INC.

--------------------------------------------------------------------------------

                              BROADWAY STORES INC.

--------------------------------------------------------------------------------

                             McCRORY CORP. -D.I.P.

--------------------------------------------------------------------------------

                                 BRADLESS, INC.

--------------------------------------------------------------------------------

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

                            SPECIAL ACCOUNT SCHEDULE


2% Surcharge

================================================================================

LESLIE FAY COMPANIES DIP

     SASSCO            division
     SPITALNICK CORP.  subsidiary

PIECE GOODS SHOPS COMPANY L.P. DIP

BILLS DOLLAR STORES INC. DIP

JAMESWAY CORP. DIP

ROSES STORES INC, DIP

BRADLEES INC. DIP

MERRY GO ROUND ENTERPRISES, INC. DIP

SOLO SERVE CORP. DIP

WOODWARD & LOTHROP INC. DIP

NO NAME STORES INC. DIP

FINES MENS SHOPS INC. DIP

JAY JACOBS INC. DIP

WEINER STORES INC. DIP


Rev. 06/28/95

                                              New York, New York   July 12, 1995

Rosenthal & Rosenthal, Inc.
1370 Broadway
New York, New York  10018

Gentlemen:

We do hereby agree that the Factoring Agreement between us dated July 12, 1995, be and the same hereby is amended and supplemented by adding thereto the following clauses:

     We hereby pledge, assign, consign, transfer and set over to you, and you shall at all times have a continuing general lien upon, and we hereby grant you a continuing security interest in, all of our Inventory and the proceeds thereof. "Inventory" shall include but not be limited to raw materials, work in process, finished merchandise and all wrapping, packing and shipping materials, wheresoever located, now owned or hereafter acquired, presently existing or hereafter arising, and all additions and accessions thereto, the resulting product or mass and any documents representing all or any part thereof. Upon your request, we will at any time and from time to time, at our expense, deliver such Inventory to you or such person as you may designate, cause the same to be stored in your name at such place as you may designate, deliver to you documents of title representing the same or otherwise evidence your security interest in such manner as you may require.

      The aforesaid pledge, assignment, consignment, transfer, lien and security interest shall secure any and all of our obligations to you, matured or unmatured, absolute or contingent, now existing or that may hereafter arise, and howsoever acquired by you, whether arising directly between us or acquired by you by assignment and whether relating to this agreement or independent hereof, together with all interest, charges, commissions, expenses, attorneys' fees and other items chargeable against us in connection with any of said obligations.

      We agree, at our expense, to keep all Inventory insured to the full value thereof against such risks and by policies of insurance issued by such companies as you may designate or approve, and the policies evidencing such insurance shall be duly endorsed in your favor with a long form lender's loss payable rider or such other document as you may designate and said policies shall be delivered to you. Should we fail for any reason to furnish you with such insurance, you shall have the right to effect the same and charge any costs in connection therewith to us. You shall have no risk, liability or responsibility in connection with payment or nonpayment of any loss, you sole obligation being to credit our account with the net proceeds of any such insurance payments received on account of any loss. Any and all assessments, taxes or other charges that may be assessed upon or payable with respect to the Inventory or any part thereof shall forthwith be paid by us, and we agree that you, in your discretion, may effect such payment and charge the amount thereof to us. We further agree that except for the pledge, assignment, consignment, transfer, lien and security interest granted to you hereby, we shall not permit said Inventory to otherwise become liened or encumbered nor shall we grant any security interest therein to any other party. We shall not, without your written consent first obtain, remove or dispose of any of such Inventory except to bona fide purchasers thereof in the ordinary course of our business on orders first approved in writing by you. All such sales shall be reported to you promptly and the accounts or other proceeds thereof shall be subject to the security interests in your favor. You shall have the right at all times to the immediate possession of all Inventory and its products and proceeds and we shall make such Inventory and all our records pertaining thereto available to you for inspection at any time requested by you. You shall have the right, in your discretion, to pay any liens or claims upon said Inventory, including, but not limited to, warehouse charges, dyeing, finishing and processing charges, landlords' claims, etc. and the amount of any such payment shall be charged to our account and secured hereby. You shall not be liable for the safekeeping of any of the Inventory or for any loss, damage or diminution in the value thereof or for any act or default of any warehouseman, carrier or other person dealing in and with said Inventory, whether as your agent or otherwise, or for the collection of any proceeds thereof but the same shall at all times be at our sole risk.

      Prior to its sale to a bona fide purchaser in the ordinary course of business, Inventory shall at all times remain at our address specified below and shall not be removed therefrom without your prior written consent.

      Upon our default in the payment, performance or discharge of any of our obligations and liabilities to you as and when the same become due, or in the event of our insolvency, or if a receiver or trustee is appointed for our assets or affairs, or if we discontinue doing business, or if a petition in bankruptcy or for arrangement or reorganization is filed by or against us, or if we make an assignment for the benefit of our creditors, or suspend the operation of our business or commence the liquidation thereof, or make any offer of settlement, extension or composition with our creditors, or upon the appointment of a committee of our creditors or a liquidating agent for us, or the issuance of any attachment or execution against us, or the filing of a judgment or other lien against us, or upon our any default hereunder or under any other agreement between us, you shall have the right, upon reasonable notice to us, to sell all or any part of our Inventory, at public or private sale, or make other disposition thereof, at which sale or disposition you may be a purchaser. We agree that written notice sent to us by postpaid mail, at least five days before the date of any intended public sale or the date after which any private sale or other intended disposition of the inventory is to be made, shall be deemed to be reasonable notice thereof. We do hereby waive all notice of any such sale or other intended disposition if said Inventory is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Upon the occurrence of any of the events referred to in the first sentence of this paragraph, you may require us to assemble all or any part of the Inventory and make it available to you at a place to be designated by you, which is reasonably convenient to both parties. In addition, you may peaceably, by your own means or with judicial assistance, enter our or any other premises and take possession of the Inventory and remove or dispose of it on our premises and we agree that we will not resist or interfere with any such action. We hereby expressly waive demand, notice of sale (except as herein provided), advertisement of sale and redemption before sale. The net proceeds of any such public or private sale or other disposition as far as needed shall be applied toward the payment and discharge of any and all of our obligations to you, together with all interest thereon and all reasonable costs, charges, expenses and disbursements in connection therewith, including the reasonable fees of your attorneys, the amount of which is hereby expressly fixed at a sum which shall be equal to fifteen percent of our then obligations to you, rendering any surplus remaining to us, we, of course, to continue liable should there be any deficiency.

      This agreement is deemed made in the State of new York and is to be governed, interpreted and construed in accordance with the laws of the State of New York. No modification, waiver or discharge of this agreement shall be binding upon you unless in writing, signed and subscribed by you. If you should at any time fail to exercise any right or privilege hereunder, the same shall not constitute a waiver on your part of exercising any right or privilege at any subsequent time. If any taxes are imposed or if you shall be required to withhold or pay any tax because of any transactions between us, we agree to indemnify you and hold you harmless in respect thereto. It is agreed between us that trial by jury is hereby waived in any action, proceeding or counterclaim brought by either of us against the other on any matters whatsoever arising out of or in any way connected with this agreement or our relationship created hereby and we hereby consent to the jurisdiction of the Supreme Court of the State of New York for a determination of any dispute as to any such matters and authorize the service of process on us by registered mail sent to us at our address hereinbelow set forth.

      This agreement shall constitute a security agreement pursuant to the Uniform Commercial Code and, in addition to any and all of your other rights hereunder, you shall have all of the rights of a secured party pursuant to the provisions of the Uniform Commercial Code. We agree to execute a financing statement and any and all other instruments and documents that may now or hereafter be provided for by the Uniform Commercial Code or other law applicable thereto, reflecting the security interests granted to you hereunder. We do hereby authorize you to file a financing statement without our signature, signed only by you as secured party, to reflect the security interests granted to you hereunder.

Very truly yours,

JAZZ PHOTO CORP.

By: [ILLEGIBLE]
    -----------

1459 Pinewood Street, Rahway, NJ 07065

                             OFFICERS' CERTIFICATE

      The undersigned, President and Secretary of JAZZ PHOTO CORP., a corporation duly organized and validly existing under the laws of the State of New Jersey, DO HEREBY CERTIFY that the following is a true copy of certain resolutions duly and unanimously adopted at a meeting of the Board of Directors and shareholders of said corporation, duly called and held on July 12, 1995, at which a quorum was present and voting throughout, and which are not in conflict with the Certificate of Incorporation, By-Laws, rules and regulations of said corporation, and which resolutions have not been modified or rescinded and are still in full force and effect:

     "WHEREAS, this corporation proposes to enter into a factoring agreement with Rosenthal & Rosenthal, Inc. ("Rosenthal") pursuant to which this corporation will sell and assign to Rosenthal all of its receivables (as defined therein), and will grant to Rosenthal a security interest in, a continuing lien upon and right of set-off against, and will assign, transfer, pledge and set over to Rosenthal, all of its accounts, contract rights, general intangibles and instruments, and certain other personal property of this corporation (herein collectively referred to as "collateral"), and the form of such factoring agreement having been submitted to and duly considered at this meeting, and the execution and delivery thereof having been deemed to be in the best interest of this corporation; now, therefore, be it:

      "RESOLVED, that any one or more of the officers of this corporation be, and they each hereby are, authorized, directed and empowered, in the name and on behalf of this corporation: to enter into, execute and deliver to Rosenthal a factoring agreement substantially in the form submitted to this meeting, with such changes as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; from time to time, to sell and assign to Rosenthal the receivables, and to borrow money and obtain advances and other financial accommodations from Rosenthal, in such amounts and upon such terms and conditions as said officer or officers may consider appropriate, and to grant a security interest in, a continuing lien upon and right of set-off against, and assign, transfer, pledge and set over to Rosenthal, the collateral, now existing or hereafter arising, pursuant to the terms of said factoring agreement, or otherwise; to execute and deliver one or more promissory notes or other evidences of indebtedness, financing statements, supplementary agreements, assignments, schedules, transfers, notices, contracts, subordination agreements, guarantees, designations, consignments and other instruments and documents in connection with the factoring agreement, as amended or supplemented from time to time (including the grant of additional liens and security interests in such personal property and/or real property of this corporation as may be requested by Rosenthal pursuant to any such supplement), containing and upon such terms as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; to make remittances and payments by checks, drafts or otherwise; to adopt a facsimile printed or rubber stamp signature for the purpose of expediting the terms of the factoring agreement; and to execute and deliver such further documents and to perform such other acts as may be necessary or desirable to effectuate the foregoing resolution; and all such action of said officer or officers shall be taken as the action of, and is hereby authorized, ratified, approved and confirmed by, this corporation and the board of directors thereof; and it is further

     "RESOLVED, that this corporation hereby authorizes and empowers Rosenthal from time to time to endorse by rubber stamp or otherwise the name of this corporation on any and all checks, drafts or other orders for the payment of money or written evidences of debt, which may be made or be in form payable to this corporation, and which may come into the possession of Rosenthal and to deposit such items in Rosenthal's account with any other bank, banker or trust company and further authorizes Rosenthal to deal absolutely with any such items as the property of Rosenthal and to do and perform any and all such other acts as may be necessary or proper to constitute any and all such items the property of Rosenthal without requiring the signature or signatures of any officer or officers of this corporation; and it is further

     "RESOLVED, that until Rosenthal receives notice in writing by registered mail of any changes or limitations of authority of any officers of this corporation, it is authorized to rely upon the authority and power set forth in these resolutions."

     The undersigned DO FURTHER CERTIFY that the Certificate of Incorporation and By-Laws of this corporation contain no requirement for shareholder approval or consent to the execution of the factoring agreement or the consummation of any of the transactions referred to in the foregoing resolutions.

     IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this July 12, 1995.

                                            ______________________________
                                                       President

                                            /s/ Jay Stavitsky
                                            ------------------------------
                                                       Secretary
[Corporate Seal]

CERTIFICATE AS TO OFFICERS, DIRECTORS, STOCKHOLDERS AND AUTHORIZED SIGNATURES OF

                                Jazz Photo Corp.

We, the undersigned

Jack Benun, President
Mona Benun, Secretary

of Jazz Photo Corp., a corporation organized and existing under and by virtue of the laws of the state of New Jersey, having its principal office at 1459 Pinewood Street, Rahway, NJ 07065, do hereby certify as follows:

1. The names and residence addresses of all of the officers of Jazz Photo Corp. are as follows:

NAME               OFFICE            RESIDENCE ADDRESS

Jack Benun         President         80 Wickapecko Drive, Allenhurst, NJ  07711

Joy Stavitsky      Secretary

2. The names and residence addresses of all of the directors of Jazz Photo Corp. are as follows:

NAME               OFFICE            RESIDENCE ADDRESS

Jack Benun         President         80 Wickapecko Drive, Allenhurst, NJ  07711

Joy Stavitsky

3. The names and residence addresses of the stockholders owning and holding all the issued and outstanding stock of Jazz Photo Corp. are as follows:

NAME              RESIDENCE ADDRESS                      NO. OF SHARES  CLASS OF
                                                                        SHARES

Mona Benun        80 Wickapecko Drive, Allenhurst, NJ    100%           Common
                  07711

4. That pursuant to the by-laws, resolutions and minutes of Jazz Photo Corp., the persons authorized and empowered to make, sign and endorse on behalf of Jazz Photo Corp., any and all documents, checks, notes, drafts, trade acceptances and other negotiable papers or instruments, are as follows:

NAME*                          OFFICE

Jack Benun                     President

*Indicate whether the above persons may sign alone or jointly

5. The names of the persons authorized to make, sign and deliver on behalf of Jazz Photo Corp., schedules of assignments of accounts and/or any other instruments of assignment to ROSENTHAL & ROSENTHAL, INC., are as follows:

NAME*                            OFFICE

Jack Benun                       President

Joy Stabitsky                    Assistant to President

*Indicate whether the above persons may sign alone or jointly

6. The following are the actual signatures of the officers and other authorized persons:


Jack Benun                                     /s/ Jack Benun
                                               --------------------------------


Mona Benun                                     ________________________________


Joy Stabitsky                                  /s/ Joy Stavitsky
                                               --------------------------------

IN WITNESS WHEREOF, we have hereunto affixed our signatures as officers of Jazz Photo Corp. and affixed the seal of Jazz Photo Corp. this July 12, 1995


Corp. Seal                                      /s/ Jack Benun
                                                -------------------------------
                                                Jack Benun, President


                                                /s/ Joy Stavitsky
                                                -------------------------------
                                                Joy Stavitsky - Secretary

                                   GUARANTEE

                                             New York, New York    July 12, 1995

     In order to induce Rosenthal & Rosenthal, Inc. (herein called "Rosenthal") to enter into the foregoing agreement with, and/or to extend financial accommodations from time to time, in the discretion of Rosenthal, to JAZZ PHOTO CORP. (herein called "Obligor") and for other good and valuable considerations received, the undersigned irrevocably and unconditionally guarantees to Rosenthal payment when due, whether by acceleration or otherwise, of any and all Obligations of the Obligor to Rosenthal. The term "Obligations" shall mean all obligations, liabilities and indebtedness of the Obligor to Rosenthal or an affiliate of Rosenthal, however evidenced, arising under this Agreement, under any other or supplemental financing provided to the Obligor by Rosenthal or an affiliate of Rosenthal, or independent hereof or thereof, whether now or existing or incurred from time to time hereafter and whether before or after termination hereof, absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, liquidated or unliquidated, and whether arising directly or acquired from others (whether acquired outright, by assignment unconditionally or as collateral security from another and including, without limitation, participations or interest of Rosenthal in obligations of Obligor to others), and including (without limitation) all of Rosenthal's charges, commissions, fees, interest, expenses, costs and attorneys' fees chargeable to Obligor in connection therewith. In addition, the undersigned agrees to indemnify Rosenthal against any loss, damage or liability because of an wrongful acts or fraud of the Obligor.

     The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Obligations, or suit or taking other action by Rosenthal against, and any other notice to, any party liable thereon (including the undersigned) and waives any defense, offset or counterclaim to any liability hereunder. Rosenthal may at any time and from time to time (whether or not after revocation or termination of this guarantee) without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part: (1) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Obligations as so changed, extended, renewed or altered; (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or offset thereagainst; (3) exercise or refrain from exercising any rights against the Obligor or others (including the undersigned) or otherwise act or refrain from acting; (4) settle or compromise any Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Obligor to creditors of the Obligor other than Rosenthal and the undersigned; and (5) apply any sums by whomsoever paid or howsoever realized to any Obligation to Rosenthal regardless of what liability or liabilities of the Obligor remain unpaid.

     No invalidity, irregularity or unenforceability of all or any part of the liabilities hereby guaranteed or of any security therefor shall affect, impair or be a defense to this guarantee. The liability of the undersigned hereunder is primary and unconditional and shall not be subject to any offset, defense or counterclaim of the Obligor. This guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The books and records of Rosenthal shall be admissible as prima facie evidence of the Obligations. As to each of the undersigned, this guarantee shall continue until written notice of revocation signed by such undersigned, or until written notice of the death of such undersigned shall in each case have been actually received by Rosenthal, notwithstanding a revocation by, or the death of, or complete or partial release for any cause of any one or more of the remainder of the undersigned or of the Obligor, or of any one liable in any manner for the liabilities hereby guaranteed, or for the liabilities (including those herein) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships or corporations.

     No revocation or termination hereof shall affect in any manner rights arising under this guarantee with respect to (a) Obligations which shall have been created, contracted, assumed or incurred prior to receipt by Rosenthal of written notice of such revocation or termination or (b) Obligations which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Obligor or by Rosenthal for the benefit of the Obligor prior to receipt by Rosenthal of such notice, or to protect, preserve or realize upon any security for any Obligations; and the sole effect of revocation or termination hereof shall be to exclude from this guarantee liabilities thereafter arising which are unconnected with liabilities theretofore arising or with transactions theretofore entered into.

     Upon the happening of any of the following events: (i) the death or insolvency of the Obligor or any of the undersigned, or (ii) suspension of business of the Obligor or any of the undersigned, or (iii) the issuance of any warrant of attachment against any of the property of the Obligor or any of the undersigned, or (iv) the making by the Obligor or any of the undersigned or any assignment custodian being appointed for the Obligor or any of the undersigned or for any property of either of them or (vi) any proceeding being commenced by or against the Obligor or any of the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute - then and in any such event, at any time thereafter, Rosenthal may, without notice to the Obligor or any of the undersigned, make the Obligations, whether or not then due, immediately due and payable hereunder as to any of the undersigned, and Rosenthal shall be entitled to enforce the obligations of the undersigned hereunder. All sums of money at any time to the credit of the undersigned with Rosenthal and any of the property of the undersigned at any time in the possession of Rosenthal may be held by Rosenthal as security for any and all obligations of the undersigned hereunder, notwithstanding that any of said money or property may have been deposited, pledged or delivered by the undersigned for any other, different or specific purpose. Any and all claims of any nature which the undersigned may now or hereafter have against the Obligor are hereby subordinated to the full payment to Rosenthal of the Obligations and are hereby assigned to Rosenthal as additional collateral security therefor.

      In the event Rosenthal takes any action, including retaining attorneys, for the purpose of effecting collection of the Obligations or of any liabilities of the undersigned hereunder, or protecting any of Rosenthal's rights hereunder, the undersigned shall pay all costs and expenses of every kind for protection of the rights of Rosenthal or for collection of the Obligations or such liabilities, including reasonable attorneys' fees which the undersigned agrees to be a sum equal to fifteen percent of the amount then due.

      If claim is ever made upon Rosenthal for repayment or recovery of any amount or amounts received by Rosenthal in payment or on account of any of the Obligations and Rosenthal pays all or part of said amount by reason of (a) any judgment, decree or order of any Court or administrative body having jurisdiction over Rosenthal or any of its property, or (b) any settlement or compromise of any such claim effected by Rosenthal with any such claimant (including the Obligor), then and in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation or release hereof or the cancellation of any note or other instrument evidencing any of the Obligations, or any release of any such liability of the Obligor, and the undersigned shall be and remain liable to Rosenthal hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Rosenthal. The provisions of this paragraph shall survive, and continue in effect, notwithstanding any revocation or release hereof, unless such revocation or release shall specifically refer to this paragraph.

      No delay on the part of Rosenthal in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by Rosenthal unless the same shall be in writing, duly signed on behalf of Rosenthal, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Rosenthal or the obligations of the undersigned to Rosenthal in any other respect or at any other time. The undersigned shall have no right (whether by contract or by operation of law) of subrogation, restitution, indemnification, reimbursement or any other or similar rights of a surety against the Obligor or any of its assets or property or any security held for any liabilities of the Obligor, and all such rights are hereby expressly waived.

      This guarantee and the rights and obligations of Rosenthal and of the undersigned hereunder shall be governed and construed in accordance with the laws of the State of New York; and this guarantee is binding upon the undersigned, his, her, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Rosenthal, its successors or assigns. THE UNDERSIGNED AGREES AND DOES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT AGAINST THE UNDERSIGNED OR ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTEE, AND THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR A DETERMINATION OF ANY DISPUTE AS TO ANY SUCH MATTERS AND AUTHORIZES THE SERVICE OF PROCESS ON THE UNDERSIGNED BY REGISTERED MAIL SENT TO THE UNDERSIGNED AT THE ADDRESS OF THE UNDERSIGNED HEREINBELOW SET FORTH.

      Any acknowledgement, new promise, payment of principal or interest or other act by the Obligor and others, with respect to the Obligations, shall be deemed to be made as agent of the undersigned for the purposes hereof, and shall, if the statute of limitations in favor of the undersigned against Rosenthal shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

      The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Any one signing this guarantee shall be bound hereby, whether or not any one else signs this guarantee at any time. The term "Rosenthal" includes any agent of Rosenthal acting for it.


Witness: /s/ [illegible]     Signature /s/ Jack Benun  L.S.
         ---------------               ----------------------------------------
                             Name: Jack Benun
                             Address: 80 Witkatetko Drive, Allenhurst, NJ 07711
                             Soc. Sec. No.: ###-##-####

STATE OF New York COUNTY OF New York

      On this 19 day of July, 1995, before me personally came Jack Benun, to me known and known to me to be the individual(s) described in, and who executed the foregoing instrument, and acknowledged to me that (t)he(y) executed the same.


/s/ [ILLEGIBLE]
--------------------------                             IRWIN PEARL
                                             NOTARY PUBLIC, State of New York
                                                      No. 31-4603194
                                               Qualified in New York County
                                                Commission Expires 2/28/97

                    AGREEMENT OF SUBORDINATION AND ASSIGNMENT

      In order to induce ROSENTHAL & ROSENTHAL, INC., a New York corporation (hereinafter called "Lender"), its successors or assigns, from time to time to make such advances, loans, discounts or purchase of accounts, assumption of credit risks in respect to sales of goods or services, or other extensions of credit, as it may deem advisable, directly or indirectly, to or for the account of Jazz Photo Corp., a New Jersey corporation having a principal place of business at 1459 Pinewood Street, Rahway, NJ 07065, its successors or assigns (hereinafter called "Debtor"), or to others upon Debtor's obligations, or to grant to or for the account of Debtor such renewals, extensions, forbearances, releases of collateral or other relinquishments of legal rights as Lender may deem advisable, and in consideration of advances, loans, discounts, extensions of credit or other financial accommodations, due or to become due, whether heretofore or hereafter made to Debtor and for other valuable consideration, receipt of which is hereby duly acknowledged, Vanessa Benun (hereinafter called "Creditor"), and who, if two or more in number, shall be jointly and severally bound hereunder, hereby agrees that all claims and demands and all interest accrued or that may hereafter accrue thereon which Creditor now has or may hereafter have or acquire against Debtor are not to be payable, and that no payment on account thereof, nor any security therefor, shall be received, accepted or retained by Creditor unless and until Debtor has paid and satisfied in full all its obligations to Lender of every kind and description, whether direct or indirect, absolute or contingent, due or not due, secured or unsecured, original, renewed or extended, now in existence or hereafter incurred, and whether contracted by Debtor alone or jointly and/or severally with another to others; and Debtor agrees not to make payment or to give any security to Creditor except in conformity herewith. Creditor waives any and all notice of the acceptance of this subordination or of the creation, modification, renewal or extension or accrual of any obligations of Debtor to Lender, present or future, or of the reliance of Lender upon this agreement. Creditor hereby consents that, without notice to or further assent by Creditor, the liability of Debtor or of any other party for or upon the obligations of Debtor to Lender may from time to time, in whole or in part, be renewed, extended, modified, prematured, compromised or released by Lender, as it may deem advisable, and that any collateral, or lien or liens for sad obligations or any of them, may from time to time, in whole or in part, be exchanged, sold, surrendered or released by Lender, as it may deem advisable, all without impairing, abridging, affecting or releasing the subordination contained in this agreement.

      Creditor does hereby transfer and assign to Lender as collateral security for any and all said obligations of Debtor to Lender, all of the said claims or demands of Creditor against Debtor and all interest accrued or what may hereafter accrue thereon, with the full and irrevocable right on the part of Lender, in its own name or in the name of Creditor, to collect and enforce said claims by suit, proof of debt in bankruptcy, or other liquidation proceedings or any reorganization or arrangement, or otherwise and to vote the full amount of said claims and demands in any such proceedings, reorganization or arrangement for or against any proposal or resolution, for a trustee or trustees or for a committee of creditors or for the acceptance or rejection of any proposed arrangement, plan or reorganization, wage earners' plan, composition, settlement or extension. Should any payment or distribution or security or proceeds thereof be received by Creditor for or on account of any of said claims or demands, prior to the satisfaction of all said obligations of Debtor to Lender, Creditor will forthwith assign, endorse and deliver same to Lender, in precisely the form received (except for Creditor's endorsement where necessary), for application on account of Debtor's obligations to Lender, and until so delivered, same shall be held in trust by Creditor as the property of Lender; in the event of the failure of Creditor to endorse or assign any security or instrument for the payment of money, so received by Creditor or payable to Creditor's order, Lender or any officer or employee thereof is hereby irrevocably constituted and appointed attorney-in-fact for Creditor, with full power to make any such endorsement or assignment and with full power of substitution.

Creditor represents and warrants to Lender that Creditor is solvent and has granted no security interest in and has made no prior transfer or assignment of its claims or demands against Debtor; Creditor further covenants and agrees that Creditor will grant no security interest in or transfer of (except to Lender) its claims or demands no existing or hereafter arising against Debtor unless and until the obligations of Debtor to Lender have been paid in full. Creditor and Debtor represent to Lender that Debtor now owes Creditor the principal sum of $175,000.00, without counterclaim, defense or offset. Creditor hereby agrees to endorse to the order of Lender and deliver to Lender any note or other instrument, which now or hereafter evidences any or all of its claims or demands against Debtor, or, at the option of Lender, to mark prominently each such note or instrument with a legend, referring to this agreement, in form and substance satisfactory to Lender. Debtor and Creditor each agree, upon request of Lender, to execute such further documents and instruments, including without limitation, additional notes or negotiable instruments, assignments, security agreements and financing statements under the Uniform Commercial Code, as Lender may require. Lender may also file financing statements signed only by the Lender and the costs of filing shall be payable by Debtor or Creditor, as the case may be.

      Debtor hereby agrees that it will render to Lender upon demand from time to time a statement of the account of Creditor with Debtor; that it will give and Lender shall have access from time to time to its books in order that Lender may make full and free examination of the state of the accounts of Creditor with Debtor (with the right to make copies thereof) and that it will duly comply with and perform each and every of the terms of this agreement on its part required to be performed. Debtor and Creditor agree that their books and records will appropriately show that Creditor's claims are subject to this agreement. Creditor and Debtor waive a trial by jury and a right to interpose any counterclaim or offset of any nature or description in any litigation arising out of or relating to Creditor's claims or this subordination. In the event Lender shall retain or engage an attorney or attorneys to collect or enforce or protect its interests with respect to this agreement or any claim or demand of Creditor against Debtor, all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees shall be payable by each Creditor or Debtor against whom such collection, enforcement or protection is sought.

      Creditor and Debtor agree that, if after the satisfaction of all of said obligations, Debtor thereafter becomes liable to Lender on account of any new obligations, this agreement shall thereupon become immediately effective with respect to any claims then in existence or thereafter created, without the necessity of any further act, agreement or writing, the intent being that this be a continuing agreement of subordination and assignment. However, should Creditor have received any payment or security on account of said claims at any time after the satisfaction by Debtor of all of said obligations and before the incurring of new obligations, Creditor will notify Lender in writing of the receipt thereof. In the event that Creditor fails to notify Lender, and new obligations are thereafter created, Creditor agrees that if a default occurs with respect to the payment or performance of any of the terms of such new obligations, Creditor will immediately pay to Lender an amount equivalent to any such payment or the value of such security received. Creditor agrees that any credit now or hereafter extended to Debtor by Lender shall be in its sole discretion and shall be deemed to have been extended in consideration of and in reliance upon this agreement.

      In the event of a breach by either Debtor or Creditor in the performance of any of the terms of this agreement, all of the said obligations of Debtor to Lender shall, any other agreement to the contrary notwithstanding and without notice or demand, become immediately due and payable, at Lender's option.

      No waiver shall be deemed to be made by lender of any of its rights hereunder unless same shall be writing and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair Lender's rights and/or the obligations of Creditor to it in any other respect or at any other time, nor shall same establish a course of conduct. This agreement may not be modified or amended without the prior written consent of Lender.

      Each Creditor or Debtor not a resident of the State of New York or qualified to do business in New York, hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to this agreement or any claim or demand of Creditor against Debtor. In any such litigation such Creditor or Debtor, as the case may be, waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to such party at the last known address appearing on the records of Lender. Within 30 days after such mailing, the party so served shall appear or answer to such summons, complaint or other process.

Should the party so served fail to appear or answer within said 30-day period, such party shall be deemed in default and judgment may be entered by Lender against such party for the amount as demanded in any summons, complaint or other process so served.

      This agreement shall be binding upon the undersigned and the legal representatives, successors and assigns of the undersigned and shall be governed by and construed in accordance with the Laws of the State of New York.

            IN WITNESS WHEREOF, each of the undersigned has caused these presents to be properly executed this 28th day of June, 1996.

JAZZ PHOTO CORP.
(Debtor)


By: /s/
   --------------------

VANESSA BENUN
By MONA BENUN - Custodian -


/s/ Mona Benun
------------------------
(Creditor)

STATE OF NEW JERSEY
COUNTY OF MONMOUTH

      On this 30 day of June, 1997, before me personally appeared Mona
Benun - Custodian - for Vanessa Benun, to me known and known to me to be the individual described in and who executed the foregoing instrument, and (s)he duly acknowledged that (s)he executed the same.


/s/ Irwin Pearl
------------------------
Notary Public

STATE OF NEW YORK
COUNTY OF NEW YORK

      On this 30 day of June, 1997, before me personally appeared Jack
Benun, to me known, who being by me duly sworn, did depose and say that (s)he resides at 80 Wickapecko Drive, Allenhurst, NJ 07711, and that (s)he is the President of Jazz Photo Corp., the corporation described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that
(s)he signed his/her name thereto by like order.


/s/ Irwin Pearl
------------------------
Notary Public